Wilshire Variable Insurance Trust	SUMMARY PROSPECTUS MAY 1, 2010
Socially Responsible Fund
Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks.  The Fund’s Prospectus and Statement of Additional Information (SAI), both dated May 1, 2010, are incorporated by reference into this Summary Prospectus.  For free paper or electronic copies of the Fund’s Prospectus and other information about the Fund, go to http://www.efinancialdocs.com/bowne-prospectuses/ProspectusList?action=annuity, email a request to Wilshirefunds@seic.com, call (888) 200-6796, or ask any financial advisor, bank or broker-dealer who offers shares of the Fund.

Investment Objective

The Socially Responsible Fund (the “Fund”) seeks long-term growth of capital, current income and growth of income.

Fees and Expenses of the Socially Responsible Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Socially Responsible Fund. The table below does not reflect expenses that apply to separate accounts or related annuity contracts, and if such expenses were reflected, fees would be higher.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees	0.85%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.26%
Total Annual Fund Operating Expenses	1.36%

Example:  This example is intended to help you compare the cost of investing in the Socially Responsible Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Socially Responsible Fund’s operating expenses remain the same. The example does not reflect expenses that apply to separate accounts or related annuity contracts, and if such expenses were reflected, fees would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$ 138	$ 431	$ 745	$1,635

Portfolio Turnover

The Socially Responsible Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Socially Responsible Fund’s performance. During the most recent fiscal year, the Socially Responsible Fund’s portfolio turnover rate was 182% of the average value of its portfolio.

Principal Investment Strategies

The Socially Responsible Fund pursues its objective through a diversified portfolio composed primarily of marketable equity securities (including common stocks, preferred stocks and debt securities convertible into common stocks of seasoned U.S.-traded companies). The Socially Responsible Fund seeks to achieve its objective by investing in issuers that meet certain socially responsible criteria. Investments in equity securities are limited to issuers which, in the sub-adviser’s judgment, meet the following criteria:

•	do not produce tobacco products;

•	do not produce alcoholic beverages;

•	do not own and/or operate casinos or manufacture gaming devices;

•	do not produce pornographic materials;

•	do not produce nuclear weapons or guidance and/or delivery systems specifically for nuclear weapons;

•	by popular standards, maintain non-discriminatory employment practices throughout a company’s facilities; and

•	by popular standards, maintain environmental policies, practices and procedures that are currently acceptable, as determined by the sub-adviser, or that are exhibiting improvement.

The Adviser allocates the Fund’s assets between two investment strategies:  an appreciation strategy and a large cap core strategy.

WIL-SM-012-0100

Principal Risks

You may lose money by investing in the Socially Responsible Fund. In addition, investing in the Socially Responsible Fund involves the following principal risks:

Socially Responsible Risk. The Socially Responsible Fund only invests in companies that meet its criteria for socially responsible investing. Because of this restriction, the investments that the sub-adviser may choose from may be more limited than those of a fund that is not restricted to investing in companies that meet social criteria. As a result, the sub-adviser may pass up opportunities to buy certain securities when it is otherwise advantageous to so do or may sell certain securities when it is otherwise disadvantageous to do so. In addition, investing in socially responsible companies may result in the Fund investing more or less in a specific sector of the economy relative to its benchmark.

Equity Risk. A principal risk of investing in the Socially Responsible Fund is equity risk. This is the risk that the prices of stocks held by the Socially Responsible Fund will change due to general market and economic conditions, perceptions regarding the industries in which the companies participate, and each company’s particular circumstances. Equity investments, including common stocks, tend to be more volatile than bonds and money market instruments. The value of the Socially Responsible Fund’s shares will go up and down due to movement in the collective returns of the individual securities held by the Socially Responsible Fund. Because common stocks are subordinate to preferred stocks in a company’s capital structure, in a company liquidation, the claims of secured and unsecured creditors and owners of bonds and preferred stocks take precedence over the claims of common stock shareholders.

Market Risk. For equity securities, stock market movements will affect the Socially Responsible Fund’s share price on a daily basis. Declines in value are possible because of declines in the stock market in general or because of a decline in the specific securities held by the Socially Responsible Fund. There is also the possibility that the price of the security will fall because the market perceives that there is or will be a deterioration in the fundamental value of the issuer or poor earnings performance by the issuer. Market risk may affect a single company, industry, sector or the market as a whole. For debt securities, the market value of a security may move up and down, sometimes rapidly and unpredictably. Market risk may affect a single issuer, an industry, a sector or the bond market as a whole.

Portfolio Strategy Risk. The investment performance of the Socially Responsible Fund is in part dependent upon either Wilshire’s or the sub-adviser’s skill in making appropriate investments. To the extent that the Socially Responsible Fund’s investments differ from the portfolio represented by the benchmark, there exists the potential for volatility of the return of the Socially Responsible Fund relative to its index. As the industry and sector composition of the market or index changes over time, the implementation of the Socially Responsible Fund’s strategy can lead to substantial differences in the sector or industry allocation of the Socially Responsible Fund relative to the market or index.

Portfolio Turnover Risk. A fund that trades aggressively will experience high portfolio turnover and relatively high brokerage and other transaction costs. Such transaction costs may lower a fund’s effective investment return.

Preferred Stock Risk. Preferred stocks are typically subordinated to bonds and other debt instruments in a company’s capital structure, in terms of priority to corporate income, and therefore will be subject to greater credit risk than payments on debt securities. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Convertible Securities Risk. Convertible securities are fixed income securities that may be converted at a stated price within a specific period of time into a certain quantity of common stock of the same or a different issuer. As with all fixed income securities, the market values of convertible securities tend to decline as interest rates increase and increase as interest rates declines. Convertible securities are senior to common stocks in an issuer’s capital structure, but are usually subordinated to similar non-convertible securities.

Performance

The information below provides an illustration of how the Socially Responsible Fund’s performance has varied over time. The bar chart and table provide some indication of the risks of investing in the Socially Responsible Fund by showing the changes in the Fund’s investment performance from year to year during the periods indicated and by showing how the average annual total returns for the one-, five- and ten-year periods compare with a broad-based securities market index. The total return figures do not reflect expenses that apply to the separate account or related annuity contracts. The inclusion of these charges would reduce the total return figures for all periods shown. The Socially Responsible Fund’s past investment performance does not necessarily indicate how it will perform in the future.

Calendar Year Returns

During the periods shown in the bar chart, the highest return for a quarter was 16.04% (quarter ended 06/30/03) and the lowest return for a quarter was -23.64% (quarter ended 12/31/08).

Average Annual Total Returns
(periods ended December 31, 2009)
	1 year	5 years	10 years
Socially Responsible Fund	21.51%	-2.23%	1.27%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	26.46%	0.42%	-0.95%

Management

Adviser

Wilshire Associates Incorporated

Sub-Adviser and Portfolio Managers

ClearBridge Advisors, LLC (“ClearBridge”)

Scott Glasser, Managing Director, Co-Director of Research, Senior Portfolio Manager of ClearBridge and Portfolio Manager of the Socially Responsible Fund. Mr. Glasser has served as Portfolio Manager since 2009.

Mary Jane McQuillen, Director of ClearBridge and Portfolio Manager of the Socially Responsible Fund. Ms. McQuillen has served as Portfolio Manager since 2009.

Tax Information

While the Fund expects to make distributions of income and/or capital gains, if any, annually, individual investors do not own shares of the Fund directly. Rather shares of the Fund are sold through separate accounts of the insurance company from which an investor has purchased a variable annuity, variable life insurance contract, and/or retirement plan. An investor should refer to the prospectus for the variable annuity or variable life insurance contract or to the retirement plan documents for tax information regarding those products.

Financial Intermediary Compensation

Shares of the Fund are only sold to insurance company separate accounts. The Funds or its distributor may pay the insurance companies (or their affiliates) or other financial intermediaries for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the insurance companies (or their affiliates) or other financial intermediaries to recommend the Fund over another investment. Please contact your insurance company for more information.

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